                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  October 23, 1995



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware              1-6214          No. 13-2553920
      (State or other       (Commission File     (IRS Employer
       jurisdiction of           Number)      Identification No.)
         incorporation)

             420 Montgomery Street, San Francisco, California 94163
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (415) 477-1000


                                 Not applicable
          (Former name or former address, if changed since last report)
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Item 5:   OTHER EVENTS
          -------------

          Attached hereto as Exhibit 99 is a Press Release dated October 23, 1995 announcing that Wells Fargo & Company intends to file a Hart-Scott-Rodino Act ("HSR Act") notification with the appropriate antitrust regulatory authorities in order to be in a position to purchase shares of First Interstate Bancorp. The notification was filed October 24, 1995.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits

          99 Copy of the Press Release announcing Wells Fargo & Company's intention to file a Hart-Scott-Rodino Act notification in order to be in a position to purchase shares of First Interstate Bancorp.








                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 24, 1995.



                             WELLS FARGO & COMPANY




                             By: /s/ FRANK A. MOESLEIN
                                 ---------------------------------------
                                Frank A. Moeslein
                                Executive Vice President and Controller